SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                          Date of Report March 30, 2004
                          -----------------------------
                        (Date of earliest event reported)



                       MidAmerican Energy Holdings Company
                       -----------------------------------
             (Exact name of registrant as specified in its charter)


                 Iowa                      0-25551              94-2213782
                 ----                      -------              ----------
     (State or other jurisdiction        (Commission          (IRS Employer
          of incorporation)              File Number)       Identification No.)


           666 Grand Avenue, Des Moines, Iowa                 50309
           ----------------------------------                --------
        (Address of principal executive offices)            (Zip Code)


       Registrant's telephone number, including area code: (515) 242-4300
                                                           --------------


                                       N/A
                    ----------------------------------------
          (Former name or former address, if changed since last report)





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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

The following exhibits filed herewith relate to indebtedness of a subsidiary of the registrant.

     Exhibit 99.1 Trust Deed between CE Electric UK Funding Company, AMBAC Insurance UK Limited and The Law Debenture Trust Corporation, p.l.c. dated December 15, 1997

     Exhibit 99.2 Insurance and Indemnity Agreement between CE Electric UK Funding Company and AMBAC Insurance UK Limited dated December 15, 1997

     Exhibit 99.3 Supplemental Agreement to Insurance and Indemnity Agreement between CE Electric UK Funding Company and AMBAC Insurance UK Limited dated September 19, 2001

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


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        MIDAMERICAN ENERGY HOLDINGS COMPANY



Date:  March 30, 2004                   /s/  Douglas L. Anderson
                                        -----------------------------
                                        Douglas L. Anderson
                                        Senior Vice President,
                                        General Counsel and Secretary

                                 EXHIBITS INDEX

     Exhibit
     Number         Exhibit
     ------         -------

     99.1 Trust Deed between CE Electric UK Funding Company, AMBAC Insurance UK Limited and The Law Debenture Trust Corporation, p.l.c. dated December 15, 1997

     99.2 Insurance and Indemnity Agreement between CE Electric UK Funding Company and AMBAC Insurance UK Limited dated December 15, 1997

     99.3 Supplemental Agreement to Insurance and Indemnity Agreement between CE Electric UK Funding Company and AMBAC Insurance UK Limited dated September 19, 2001


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